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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported) September 1, 1999


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



                  DELAWARE               1-5885          13-2625764
           (State or other juris-     (Commission       (IRS Employer
         diction of incorporation)     File Number)   Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK               10260-0060
     (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On September 1, 1999, the Registrant and the Boards of Euroclear Clearance System PLC and Euroclear Clearance System Societe Cooperative (the "Boards") issued a joint press release announcing that the Registrant and the Boards have signed a letter of intent to create a new Euroclear bank that will take over the Registrant's operating and banking roles with respect to the Euroclear system once the successor bank is established. In addition, the Registrant issued a separate press release confirming this announcement. Copies of such press releases are attached hereto as Exhibits 99a and 99b, respectively.

         Also, attached hereto as Exhibit 99c, are the Registrant's segment results, restated to reflect Euroclear-related revenues and expenses in Corporate Items, for the first and second quarters of 1999 and 1998, and the full years 1998, 1997, and 1996.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99a. Copy of joint press release of J.P. Morgan & Co. Incorporated, and the Boards of Euroclear Clearance System PLC and Euroclear Clearance System Societe Cooperative, dated September 1, 1999.

             99b. Copy of press release of J.P. Morgan & Co. Incorporated dated September 1, 1999.

             99c. Restated segment results



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        J.P. MORGAN & CO. INCORPORATED
                        ------------------------------
                        (REGISTRANT)


                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: September 1, 1999